SEI INSTITUTIONAL INVESTMENTS TRUST

Opportunistic Income Fund (the "Fund")

Supplement Dated October 31, 2013
to the Statement of Additional Information ("SAI"), dated September 30, 2013

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Changes to the Investment Limitations of the Fund

In the Fund's "Investment Limitations" section, under the sub-heading "Non-Fundamental Policies," the following text is hereby deleted:

25. With respect to the Opportunistic Income Fund, the Fund will not invest in any fixed-, variable- or floating-rate obligations rated lower than CCC- at the time of purchase by at least one ratings agency.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-855 (10/13)